Exhibit 10.13

AMENDMENT TO PROMISSORY NOTE

This Amendment (this “Amendment”) to that certain Promissory Note, dated as of March 29, 2022 (the “Note”), by and among Anzu Special Acquisition Corp I, a Delaware corporation (the “Company”), and Anzu SPAC GP I LLC, the Company’s sponsor (the “Sponsor”), is made and entered into effective as of March 21, 2023 by the Company and the Sponsor.

WHEREAS, the Company and the Sponsor desire to amend the terms of the Note as set forth below;

WHEREAS, the Note is scheduled to mature on the earlier of: (i) March 29, 2023 or (ii) the date on which the Company consummates its initial merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities;

WHEREAS, Company and Sponsor have agreed to make certain amendments to the Note;

WHEREAS, any amendment to the Note may be made with, and only with, the written consent of the Company and the Sponsor; and

WHEREAS, all capitalized terms not defined in this Amendment will have the meanings given to them in the Note.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

1.Amendment to Note.

a.	The first sentence of Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

“The entire unpaid principal balance of this Note shall be payable by the Maker on the earlier of: (i) December 31, 2023 or (ii) the date on which Maker consummates its initial merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) (such earlier date, the “Maturity Date”).”

2.No Other Amendments. Except as specifically set forth herein, all provisions of the Note shall remain in full force and effect.

3.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

4.Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

ANZU SPECIAL ACQUISITION CORP I

		By:	/s/ Whitney Haring-Smith
		Name:	Whitney Haring-Smith
		Title:	Chief Executive Officer

Accepted and agreed this 21st day of March, 2023

ANZU SPAC GP I LLC

By:	/s/ Whitney Haring-Smith
Name:	Whitney Haring-Smith
Title:	President